FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2003

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11394	95-3863205
(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D
St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

(651) 636-7466 (Registrant’s telephone number, including area code)

Item 9.      Regulation FD Disclosure

        On May 22, 2003, the Company announced the addition of a new patent securing the method and design of a new lateral flow test strip within its diagnostic devices, as described in the press release attached as Exhibit 99.1.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: May 22, 2003	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

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